Commission File No. 0-27197

                      SCHEDULE  14A  INFORMATION

	Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
of
1934

Filed by Registrant  [X]
Filed by a Party other than the Registrant  [  ]
Check the appropriate box:

[X]    Preliminary Proxy Statement
[  ]  Confidential for use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to 240.14a-12

                   SILVER KEY MINING COMPANY, INC.
            (Name of Registrant as Specified in its Charter)

                   SILVER KEY MINING COMPANY, INC.
               (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[  ]  Fee computed on table below per Exchange Act
Rules 14a-6(i)(1) and 0-11.

    (1)   Title of each class of securities to which transaction applies:  n/a
    (2)   Aggregate number of securities to which transaction applies:  n/a
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): n/a.
    (4)   Proposed maximum aggregate value of transaction:   n/a
    (5)   Total fee paid:  -0-

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)   Amount Previously Paid:
    (2)   Form, Schedule or Registration Statement No.:
    (3)   Filing Party:
    (4)   Date filed:



                         SILVER KEY MINING COMPANY, INC.
                                802 Pine Street
                           Clark Fork, Idaho 83811

                                August __, 2001



Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Silver Key Mining Company, Inc. on Monday, September 10, 2001, at 2:30 p.m. local time at the offices of Williams Investment Company located at 56 West 400 South, Suite 220, Salt Lake City, Utah.

      Those matters expected to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

      All stockholders are cordially invited to attend the Meeting in person. Your participation at this meeting is very important, regardless of the number of shares you hold. Whether or not you plan to attend the meeting, please complete, date, sign and return the accompanying proxy promptly. If you attend the meeting, you may revoke your proxy and vote your shares in person.

      We look forward to seeing you at the Meeting.


                                    Sincerely,


                                    /s/Dale F. Miller
                                    -------------------
                                    Dale F. Miller
                                    President / Director



                          Silver Key Mining Company, Inc.
                      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD September 10, 2001


To our Stockholders:

      NOTICE is hereby given that on Monday, September 10, 2001, Silver Key Mining Company, Inc. (the "Company") will hold its Annual Meeting of Stockholders (the "Meeting") at the offices of Williams Investment Company located at 56 West 400 South, Suite 220, Salt Lake City, Utah. The Meeting will begin at 2:30 p.m. local time. At the Meeting, stockholders will be asked:

      1. To elect 3 directors to serve for the ensuing year or until their successors are duly elected and qualified;

      2. To consider and vote upon a proposal to empower the Board of Directors to take the necessary corporate action to relocate the domicile of incorporation of the Company from the State of Idaho to the State of Nevada and to prepare and file with the appropriate authorities all requisite documents and reports;

      3. To ratify the appointment of H J & Associates, LLC, formerly Jones, Jensen & Company, as independent auditors for the Company for the fiscal year ending December 31, 2001; and

      4. To transact such other business as may properly come before the Meeting and any adjournments thereof.

      Only stockholders of record at the close of business on August 14, 2001 are entitled to notice of and to vote at the Meeting and any adjournments thereof.

      All stockholders are cordially invited to attend the Meeting in person. To assure your representation at the Meeting and whether or not you plan to attend in person, you are urged to mark, sign, date and return the enclosed proxy card at your earliest convenience. Any stockholder attending the Meeting may revoke their proxy and vote their shares in person.

   PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY IMMEDIATELY TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING OF STOCKHOLDERS

                     By Order of the Board of Directors,






                                   Jeanne B. Miller, Secretary
Clark Fork, Idaho
August __, 2001



                         Silver Key Mining Company, Inc.
                               802 Pine Street
                           Clark Fork, Idaho 83811

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

      This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") of Silver Key Mining Company, Inc. (the "Company") to be held on Monday, September 10, 2001 at 2:30 p.m. local time at Williams Investment Company located at 56 West 400 South, Suite 220, Salt Lake City, Utah, and at any and all adjournments thereof. The accompanying proxy is solicited by the Board of Directors of the Company and is revocable by the stockholder anytime before it is voted. For more information concerning the procedure for revoking the proxy see "General". This Proxy Statement is first being mailed to stockholders on or about August __, 2001.

      Only stockholders of record at the close of business on August 14, 2001 are entitled to notice of, and to vote at, the Meeting. At the record date, there were 5,126,010 shares of the Company's Common Stock (the "Common Stock") outstanding and each share is entitled to one vote at the Meeting.

      Each holder of record of Common Stock on the record date is entitled to one vote per share on each proposal presented at the Meeting, exercisable in person or by proxy. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Assuming a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding present in person or represented by proxy is required for approval of each proposal to be voted upon at the Meeting.

      Any properly executed proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are marked with respect to the matters to be acted upon, each such proxy will be voted in accordance with the recommendations of the Board of Directors set forth in this Proxy Statement.

Abstentions will be treated as present and entitled to vote at the Meeting. Therefore, abstentions will be counted in determining whether a quorum is present and will have the effect of a vote against a matter. A broker non-vote on a matter (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and as to which the broker or nominee does not have discretionary power to vote on a particular matter) is considered not entitled to vote on that matter and, therefore, will not be counted in determining whether a quorum is present or whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved.
ITEM 1.  ELECTION OF DIRECTORS

      Pursuant to the provisions of the Company's Articles of Incorporation and By-Laws, directors are to be elected annually. Presently, the number of directors in office is three.

      At the Meeting, three directors will be nominated to be elected to the Board of Directors, each director to hold office for one year or until their successors are elected and qualified. Unless otherwise instructed, it is intended that the shares represented by the enclosed proxy will be voted FOR the election of the three nominees named below, all of which are currently directors of the Company. In the event any of the nominees named herein are unable or decline to serve as a director at the time of the Meeting, it is intended that the proxies will be voted for the election of a substitute nominee as the proxy holder may determine. The Board of Directors has no reason to believe that any nominee listed below will be unable or will decline to serve as a director. A majority of the votes cast is required to approve the election of each director.

      The following persons, all of which are incumbent directors are being nominated for election to the Company's Board of Directors:

Nominee for Election to the Office of Director at the 2001 Annual Meeting

                                     Director
Nominee                         Age   Since     Position
--------                       ----  -------   ----------
Dale F. Miller                    66	     1992   President, and Director
Roger D. Miller                   44     1992   Vice-President, and
                                                Director
Jeanne B. Miller                  64     1992   Secretary, and Director
BUSINESS EXPERIENCE OF DIRECTORS AND NOMINEES

      Dale F. Miller was appointed a Director and President of the Company on August 3, 1992. Mr. Miller has been engaged in the creation of jewelry which he sells at the family owned gift store in Murray, Idaho. Mr. Miller has no formal education but has spent considerable time in the local entertainment business as a singer-songwriter. He has also engaged on a limited basis in the prospecting and exploration of gold and other minerals in the local area.
 Mr. Miller is married to the Company's secretary Jeanne Miller, and Roger Miller, the Company's Vice President, is their son.

      Roger Miller was appointed a Director and Vice-President of the Company on August 3, 1992. Mr. Miller has worked as a Surveyor in his own business in the Clark Fork, Idaho area for approximately twenty years. He has also been involved in the local mining, logging and building businesses in recent years.

      Jeanne Miller was appointed a Director and Secretary/Treasurer of the Company on August 3, 1992. Ms. Miller has been engaged in the local area as a singer-songwriter. Ms. Miller also operates her own antique business. Along with her husband, Ms. Miller is also engaged in the local mining business.

The Board of Directors recommends that the stockholders vote FOR the election of each nominee for director named above.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES

      All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. There are no agreements with respect to the election of directors. The Company has not compensated its directors for service on the Board of Directors or any committee thereof, but directors are entitled to be reimbursed for expenses incurred for attendance at meetings of the Board of Directors and any committee of the Board of Directors. Presently, directors may be asked to defer their expenses and any compensation until such time as the Company has adequate funds to compensate the directors. As of the date hereof, no director has accrued any expenses or compensation. Officers are appointed annually by the Board of Directors and each executive officer serves at the discretion of the Board of Directors. The Company does not have any standing committees.

      During the Company's last fiscal year ending December 31, 2000, the Board of Directors held no formal meetings.

      The Board of Directors, acting as a committee of the whole, has the responsibility for considering nominations for prospective Board members. The Board of Directors will consider nominees recommended by stockholders who submit a notice of nomination to the Company at least 60 days but not more than 90 days prior to the first anniversary of the preceding year's Annual Meeting. Such notice shall contain appropriate data with respect to the suggested candidate in order to make an informed decision as to the qualifications of the person.

      Currently, the Company does not have an audit or compensation committee. Any function traditionally performed by these Committees is to be performed by the Company's Board of Directors.

      Audit Fees

      The aggregate fees billed for professional services rendered by H J & Associates, LLC for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB and the audit of the Company's financial statements for the year ended December 31, 2000, equaled $3,801.

      Financial Information Systems Design and Implementation Fees

      There were no fees for professional services rendered by H J & Associates, LLC for the year ended December 31, 2000 for information technology services relating to financial information systems design and implementation.

      All Other Fees

      There were no fees for professional services rendered by H J & Associates, LLC for the year ended December 31, 2000, other than the fees for services under "Audit Fee" above.

      The Board of Directors has considered whether the provisions of the services described above is compatible with maintaining the principal accountant's independence.

Executive Compensation and Employment Agreements

      The Company did not pay any compensation to its directors for the years ended December 31, 2000, nor are there current plans to provide compensation to the directors in the immediate future. The Company has not entered into any management or employee agreements and does not anticipate any such agreements until so warranted by the Company's business.

Section 16(a) Beneficial Ownership Reporting Compliance

      Each of the Company's officers and directors is required to file a Form 5, Annual Statement of Changes in Beneficial Ownership, on or before the 45th day after the end of the fiscal year. These reports were prepared timely for the individuals to be properly filed on a timely basis with the Securities and Exchange Commission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information, to the best knowledge of the Company, as of August 14, 2001, with respect to each person known by the Company to own beneficially more than 5% of the outstanding Common Stock, each director and all directors, officers and principal shareholders as a group.

Name and Address          Amount and Nature of                      Percent
of Beneficial Owner       Beneficial Ownership                     of Class(1)
-------------------       --------------------                     -----------
Dale F. Miller                           3,500,000                    68.3%
P.O. Box 142
Clark Fork, Idaho 83811

H. Deworth Williams                        491,336                     9.6%
56 West 400 South Suite 220
Salt Lake City, Utah 84101

Edward F. Cowle                            367,365                     7.2%
6 East 45th Street 10th Floor
New York, NY 10017

Rockwell Smith                             290,557                     5.7%
P.O. Box 3303
Park City, Utah 84060

Ronald Rasmussen                           266,807                     5.2%

All current executive                    3,500,000                    68.3%
officers and directors
as a group
------------------------

Note: Unless otherwise indicated in the footnotes below, the Company has been advised that each person above has sole voting power over the shares indicated above.

       (1) Based upon 5,126,010 shares of Common Stock outstanding on August 14, 2001.


                  ITEM 2.  Change of Corporate Domicile

      The Board of Directors has proposed that the Company proceed to change its domicile of incorporation from the State of Idaho to the State of Nevada.
 It is therefore proposed that the Board be empowered to proceed with all necessary corporate action and be authorized to execute and file all necessary documentation, including Articles of Incorporation and By-Laws, with the appropriate agency in order to facilitate the change of domicile. A copy of the proposed Articles of Incorporation is included herewith as Attachment "A".

General

      To facilitate the change of domicile, the Board of Directors has recommended the adoption of the Agreement and Plan of Merger attached to this Proxy Statement as Attachment "B", pursuant to which the Company will be merged into Silver Key Mining Company, Inc., a Nevada corporation (the "Nevada Company"). Under the terms of the newly formed Merger, each outstanding share of the Company's Common Stock, $.001 par value per share, will be converted into one share of the Nevada Company's Common Stock, $.001 par value per share.

The sole purpose of the Merger is to change the state of incorporation of the Company from Idaho to Nevada. The Merger will not involve any change in the business, properties, management or capital structure of the Company. Upon the effective date of the Merger, the Nevada Company will be the continuing corporation and will own all of the assets and will be responsible for all of the liabilities of the Company. The Nevada Company will continue the Company's business under the name Silver Key Mining Company, Inc., and the Idaho corporation will cease to exist.

      The State of Nevada has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. Nevada law is comparatively well known and understood. However, Nevada does not afford minority stockholders all the same substantive rights and protections that are available under the laws of a number of other states (including Idaho) and that, as a result of the proposed Merger, the rights of stockholders will change in a number of important respects. The Board of Directors believes that the advantages of the Merger to the Company and its stockholders substantially outweigh its possible disadvantages.

Results of the Change to Nevada

      Summarized below are the principal differences between the Idaho Business Corporations Act ("IBCA") and the Nevada revised Statutes ("NRS") which may affect the interests of stockholders. This summary does not purport to be a complete statement of the differences between the IBCA and the NRS and related laws affecting stockholders' rights, and the summary is qualified in its entirety by reference to the provisions of these laws. Stockholders of the Company are advised to consult with their own legal counsel regarding all such matters.

      Control Share Acquisition. Idaho's Control Share Acquisition Law defines a control acquisition as one involving the acquisition of 20 percent (20%) or more of the voting stock of an "issuing public corporation." An issuing public corporation is a corporation which has more than 50 stockholders and is either incorporated under the laws of Idaho or (i) has a place of business or its principal executive office located in Idaho, (ii) owns or controls assets located within Idaho that have a fair market value of at least $1,000,000, (iii) has more than 250 employees residing in Idaho, and
(iv) has either (x) more than 10% of its stockholders resident in Idaho, or
(y) more than 10% of its shares owned of record by Idaho residents. An entity which acquires control shares (i.e., the right to vote more than 10% of the voting power of the corporation in the election of directors) must obtain the approval of 66 2/3% of the outstanding disinterested shares (i.e., of the shares neither controlled by management nor the acquiror) in order to have the right to vote them. Nevada does not have a similar statute.

      Nevada law requires either that (a) the interest is known to the board of directors or committee, and the board or committee authorizes the transaction in good faith by a vote of the disinterested directors sufficient for the purpose, (b) the interest is known to the shareholders, and they approved or ratified the transaction in good faith by a majority vote of shareholders including the votes of the interested directors, (c) the interest is known to the directors at the time the transaction is brought before the board of directors for action, or (d) the transaction is fair as to the corporation at the time it is authorized or approved. Nevada law further provides that unless otherwise provided in the articles of incorporation or the bylaws, the board of directors, without regard to personal interest, may establish the compensation of directors for services in any capacity.

      Action by Stockholders without Meeting: Under Idaho law, stockholders' actions taken without a meeting require unanimous consent. Nevada law permits any action which may be taken at any annual or special meeting of stockholders, to be taken without a meeting if written consents setting forth such action to be taken shall be signed by the holders at least a majority of the outstanding stock. Prompt written notice of the action taken shall be sent to those stockholders that have not given their written consent and who otherwise would have been entitled to vote on the action.

      Special Meeting Called by Shareholders: Under Idaho law, the holders of at least 20% of the total outstanding shares can make a written demand upon a corporation to hold a special meeting of shareholders. Under Nevada law, all shareholders must demand and/or consent for a special meeting to be held.

      Appraisal Rights: Idaho law provides stockholders with appraisal rights in more situations than does Nevada law. Under Idaho law, a stockholder may be entitled to appraisal when the stockholders vote (i) to merge or consolidate with other corporations, or (ii) to sell or exchange all or substantially all of its property and assets.

      Nevada law provides that dissenters' rights are not available if the shareholder's shares were either listed on a national securities exchange, included in the national market system by NASD, or held by at least 2,000 shareholders unless (1) the articles of incorporation of the corporation issuing the shares provide otherwise or (2) a shareholder is required to accept for the shareholder's shares anything except (a) cash, owner's interest or owner's interest in cash in lieu of fractional owners interest of (i) the surviving or acquiring entity, or (ii) any other entity which at the effected date is either listed on a national securities exchange, included in a national market system by the NASD, or held of record by at least 2,000 holders or (b) any combination of the foregoing.

Summary of Provisions of the Nevada Company's Charter Documents

      In addition to the changes in stockholders' rights resulting in the change from Idaho law to Nevada law, the Nevada Company's Certificate of Incorporation and By-laws contain certain differences from the Company's Articles of Incorporation. This summary does not purport to be a complete statement of the differences between the Company's Articles of Incorporation and the Nevada Company's Certificate of Incorporation, and the summary is qualified in its entirety by reference to the provisions of these documents.

      Stockholders of the Company are advised to consult with their own legal counsel regarding all such matters.

      The foregoing objectives will be accomplished through a "migratory merger", some of the principal features of which are as follows.

      (1) The Company will be merged into the Nevada Company, which will be the survivor of the Merger.
      (2) The Merger is not intended to effect any change in the business, property, management or capitalization of the Company.
      (3) Subject to the applicable provisions regarding appraisal rights of the Company's stockholders who file a written objection to the Merger, each share of the Company's Common Stock issued and outstanding on the effective date of the Merger will automatically become one share of Common Stock of the Nevada Company.
      (4) For Federal income tax purposes, no gain or loss will be recognized by the Company's stockholders, except those who exercise their appraisal rights.
      (5) The Nevada Company will succeed to the business of the Company, and the stockholders of the Company will become stockholders of the Nevada Company.
      (6) The rights of the Company's stockholders, who upon consummation of the Merger will become stockholders of the Nevada Company, will be governed by the laws of the State of Nevada and by the terms and provisions of the Certificate of Incorporation and By-laws of the Nevada Company.
      (7) The officers and Directors serving the Company on the Effective Date of the Merger will thereupon hold the same offices with the Nevada Company.

Appraisal / Dissenters' Rights

      Stockholders have the right to dissent from the Merger and to demand and receive appraisal rights for their shares of Common Stock in the Company by complying with the requirements of Section 30-1-81 of the Idaho Business Corporation Act. See "Right to Dissent and Appraisal Rights of Stockholders Objecting to the Proposed Merger."

      The discussion contained in this Proxy Statement is qualified in its entirety by reference to the Agreement and Plan of Merger, a copy of which is attached hereto as Attachment "B", and to the Certificate of Incorporation of the Nevada Company, a copy of which is attached hereto as Attachment "A".

The Merger

      It is presently anticipated that the date on which the Merger will be consummated (the "Effective Date of the Merger") will be approximately September 12, 2001 or as soon thereafter as practicable.

      Upon the Effective Date of the Merger each share of Common Stock of the Company will be converted automatically into one share of Common Stock of the Nevada Company and thereafter the outstanding certificates for shares of the Company's Common Stock will represent the same number of shares of Common Stock of the Nevada Company. The Company's existing stock certificates will be deemed to represent the same number of the Nevada Company's shares as were represented by the existing stock certificates prior to the Merger and it will not be necessary for stockholders to exchange their existing stock certificates for new stock certificates. Following the Merger, previously outstanding stock certificates will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of the Nevada Company.

Federal Tax Consequences

      Stockholders are advised to consult with their own tax advisors for more detailed information relating to their individual tax circumstances. The Merger is intended to constitute a reorganization under Section 368(a)(1) of the Internal Revenue Code. For federal income tax purposes, no gain or loss will be recognized by the stockholders (other than stockholders who exercise their appraisal rights) of the Company on the automatic conversion of their shares of the Company into shares of the Nevada Company as a result of the Merger. Each stockholder (other than objecting stockholders) will have a basis in shares of the Nevada Company equal to the basis in the stockholder's shares of the Company immediately prior to the Effective Date of the Merger and the stockholder's holding period of shares of the Nevada Company will include the period during which the stockholder held the corresponding shares of the Company provided such shares were held by the stockholder as a capital asset on the Effective Date of the Merger. No gain or loss will be recognized by the Company or by the Nevada Company as a result of the Merger. The receipt of cash in exchange for their shares by objecting stockholders will be a taxable event to such stockholders. Each stockholder is advised to consult his or her attorney or tax advisor as to the Federal, state or local tax consequences of the proposed Merger in view of his or her individual circumstances.

Capital Stock of the Nevada Company

      Common Stock

      The Common Stock of the Nevada Company will identical to that of the Company. Holders of the Common Stock vote as one class on all matters, including the election of directors, to be voted on by the Nevada Company's stockholders. There is no cumulative voting with respect to the election of directors. As a result, the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so.

      Holders of the Common Stock are entitled to receive ratably such dividends, if any, as are declared by the Nevada Company's Board of Directors out of funds legally available for that purpose. In the event of the liquidation, dissolution or winding up of the Nevada Company, holders of Common Stock are entitled to share ratably in all assets available for distribution to holders of Common Stock. Holders of the Common Stock have no preemptive rights. The shares of Common Stock to be issued in the Merger will be, when issued as set forth in this Proxy Statement, validly issued, fully paid and nonassessable.

Preferred Stock

      The Nevada Company will be authorized to issue 5,000,000 shares of Preferred Stock. The Board of Directors of the Nevada Company will be authorized, without any further action by the stockholders, to determine the voting rights, dividend rights, dividend rates, liquidation preferences, redemption provisions, sinking fund terms, conversion or exchange rights and other rights, preferences, privileges and restrictions of any wholly unissued series of Preferred Stock and the number of shares constituting any such series. In addition, such Preferred Stock could have other rights, including economic rights senior to the Common Stock, so that the issuance of such Preferred Stock could adversely affect the market value of the Common Stock. The issuance of Preferred Stock may also have the effect of delaying, deferring or preventing a change in control of the Nevada Company without any action by the stockholders. The Preferred Stock may be used in acquisitions or to obtain financing. There are no current plans to issue any Preferred Stock.

Appraisal/Dissenters' Rights

      Stockholders of the Company's Common Stock who follow the procedures set forth in Sections 30-1-1301 through 30-1-1331 of the Idaho Code, copies of which are annexed hereto as Attachment "C" and by this reference made a part hereof, may be entitled to dissent from the Merger, and to obtain payment for their shares of the Company's Common Stock.

      The following summary of the Idaho Code as it relates to dissenters' rights is not intended to be a complete statement such provisions and is qualified in its entirety by the reference to the copy of the applicable sections of the Idaho Code annexed hereto.

      Any stockholder who wishes to dissent to the change of domicile and obtain payment for their shares must deliver to the Company before the vote is taken written notice of their intent to demand payment for their shares if the proposed action is effectuated, and the stockholder must not vote their shares in favor of the proposed action. If a stockholder does not satisfy these requirements, they are not entitled to exercise their dissenters' rights and to receive payment for their shares.

      If the proposed corporate action is approved by the required vote at a meeting of stockholders, the Company shall, within ten days after the corporate action was taken, deliver to those stockholders that have given prior written notice of their intent to dissent and have refrained from voting in favor of the proposed action, a written notice which must:

      (a) State where the demand for payment must be sent and where and when certificates for certificated shares must be deposited;

      (b) Inform holders of uncertificated shares to what extent transfer of shares will be restricted after the payment demand is received;

      (c) Supply a form for demanding payment which includes the date of the first announcement to news media or to stockholder of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not they acquired beneficial ownership of the shares before that date;

      (d) Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty (30) nor more than sixty (60) days after the date the notice by the Company is delivered; and

      (e)   Be accompanied by a copy of the applicable Sections of the Idaho
            Code.

      A stockholder who fails to demand payment, or fails to deposit certificates, as required by the notice pursuant to Section 30-1-1322, shall have no right to receive payment for their shares. Dissenters shall retain all other rights of a stockholder until these rights are modified by effectuation of the proposed corporate action.

      Within sixty (60) days of the date set for demanding payment and depositing certificates, if the Company has not effectuated the proposed corporate action and remitted payment for shares as provided hereinabove, it shall return any certificates that have been deposited and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment.

      Immediately upon effectuation of the proposed corporate action, or upon receipt of demand for payment if the corporate action has already been effectuated, the Company shall remit to dissenters who have made demand and have deposited their certificates, the amount which the Company estimates to be the fair value of the shares, with interest if any has accrued. The remittance shall be accompanied by:

      (a) the Company's Closing balance sheet and statement of income for a fiscal year ending not more than sixteen (16) months before the date of remittance, and income statement for that year, a statement of changes in stockholders' equity for that year, and the latest available interim financial statements, if any;

      (b) A statement of the Company's estimate of fair value for the shares;

      (c)   A statement of how the interest was calculate;

      (d) A statement of the dissenter's right to demand supplemental payment; and

      (e)   A copy of the applicable Sections of the Idaho Code.

      If the Company fails to remit or if the dissenter believes that the amount remitted is less than the fair value of the shares, they may send the Company their own estimate of the value of the shares and demand payment for the deficiency. If the dissenter does not file such estimate within thirty
(30) days after the Company's mailing of its remittance, they shall be entitled to no more than the amount remitted.

Approval Required

      The approval of a majority of the outstanding stock entitled to vote will be necessary to approve the proposed Merger. Officers and directors of the Company owning in the aggregate approximately 63% of the outstanding shares entitled to vote have indicated that they intend to vote for the proposed Merger. The Board of Directors believe that the change in domicile of incorporation will enable the Company to benefit from the widely recognized and more established corporate laws of Nevada. Certain stockholder rights may vary from the State of Idaho to the State of Nevada, however management believes that stockholders' rights will not be materially and adversely affected.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO CHANGE THE CORPORATE DOMICILE OF THE COMPANY.


           ITEM 3.  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      Subject to ratification by the stockholders at the Meeting, the Board of Directors has appointed H J & Associates, LLC, formerly Jones, Jensen & Company ("HJ&A") as independent auditors for the fiscal year ending December 31, 2001 and until their successors are selected. HJ&A has served as auditors of the consolidated financial statements of the Company since the fiscal year ended December 31, 1997. A representative of HJ&A will not be present at the Meeting.

      The affirmative vote of a majority of the votes cast is required to approve the appointment of HJ&A as independent public accountants.

      The Board of Directors recommends that the stockholders vote FOR ratification of the selection of H J & Associates, LLC, independent public accountants, to audit the consolidated financial statements of the Company for the fiscal year ended December 31, 2001.

OTHER MATTERS

      The Board of Directors is not aware of any other matters to be presented for action at the Meeting. However, if any other matter is properly presented, it is the intention of the person named in the enclosed form of proxy to vote in accordance with their judgment on such matter.


ANNUAL REPORTS TO STOCKHOLDERS

      The Company's Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 2000, is being delivered to shareholders together with this proxy statement.

STOCKHOLDERS PROPOSAL

      It is anticipated that the Company's fiscal 2002 Annual Meeting of Stockholders will be held on or about April 15, 2002. Stockholders who intend to present proposals at such Annual Meeting must submit their proposals to the Secretary of the Company on or before January 15, 2002.

GENERAL

      The costs of soliciting proxies will be paid by the Company. In addition to the use of the mails, proxies may be personally solicited by directors, officers or regular employees of the Company (who will not be compensated separately for their services) by mail, telephone, telegraph, cable, or personal discussion. The Company will also request banks, brokers, and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of stock held of record by such persons and request authority for the execution of proxies. The Company will reimburse such entities for reasonable out-of-pocket expenses incurred in handling proxy materials for the beneficial owners of the Company's Common Stock.

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation bearing a later date than the proxy, by duly executing a subsequent proxy relating to the same shares, or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute revocation of a proxy unless the stockholder votes their shares of Common Stock in person at the Meeting. Any notice revoking a proxy should be sent to the Secretary of the Company, Jeanne B. Miller, at Silver Key Mining Company, Inc., C/O Williams Investment Company, 56 West 400 South Suite 220 Salt Lake City, Utah 84101.

      All shares represented at the Meeting by a proxy will be voted in accordance with the instructions specified in that proxy. Proxies received and marked "Abstain" as to any particular proposal, will be counted in determining a quorum, however, such proxies will not be counted for the vote on that particular proposal. A majority of the shares represented at the meeting is required to ratify any proposal presented. If no instructions are marked with respect to the matters to be acted upon, each proxy will be voted FOR the matter to be voted upon.

      Please complete, date, sign and return the accompanying proxy promptly.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY, NO MATTER HOW LARGE OR SMALL YOUR HOLDING MAY BE.

                                   By Order of the Board of Directors



                                           Jeanne B. Miller
                                           Secretary

Clark Fork, Idaho
August __, 2001



Silver Key Mining Company, Inc.
802 Pine Street, Clark Fork, Idaho, 83811

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY
------

      The undersigned hereby constitutes and appoints Dale F. Miller, Roger Miller and Jeanne B. Miller, with power of substitution, the proxies of the undersigned to attend the annual meeting of the stockholders of Silver Key Mining Company, Inc. on September 10, 2001, and any adjournment thereof, and to vote in his, her or its place or stead the stock of the corporation held of record name by the undersigned.

1.    To elect 3 directors:

     FOR (    )                          WITHHOLD AUTHORITY (     )
     all nominees listed below           to vote for all nominees listed
     (except as marked to the            below (except as marked to the
     contrary below)                     contrary below)

     Instructions:    To withhold authority to vote for any individual
     nominee, strike a line through the nominee's name in the list below:

Dale F. Miller       Roger Miller        Jeanne B. Miller

2. Proposal to empower the Board of Directors to take the necessary corporate action to relocate the domicile of incorporation of the Company from the State of Idaho to the State of Nevada ;

            [   ] FOR         [   ] AGAINST           [   ] ABSTAIN

3. Proposal to Ratify the appointment of H J & Associates, LLC as the independent auditors for the fiscal year ending December 31, 2001.

            [   ] FOR         [   ] AGAINST           [   ] ABSTAIN

4.    On any and all other matters that may properly come before the meeting.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.



      Print Name                          Signature of Stockholder
      Number of Shares                    Signature if Held Jointly


      Date:
      Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full titles as such.
 If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

         SEND PROXIES TO:
                          Silver Key Mining Company, Inc.
                          c/o Williams Investment Company located at:
                          56 West 400 South, Suite 220
                          Salt Lake City, Utah 84101



ATTACHMENT "A"
                           Articles of Incorporation
                                    Of
                         Silver Key Mining Company, Inc.

            THE UNDERSIGNED person, acting as the sole incorporator under applicable provisions of the Nevada Business Corporation Act, does hereby adopt the following Articles of Incorporation for said corporation.

                               ARTICLE I
                                 NAME

         The name of the corporation is Silver Key Mining Company, Inc..

                               ARTICLE II
                                DURATION

         The duration of the corporation is perpetual.

                               ARTICLE III
                                 PURPOSES

         The specific purposes for which the corporation is organized is:

(a) To enter into leases, contracts and agreements, to open bank accounts and to conduct financial transactions.

(b) To engage in any all other lawful purposes, activities and pursuits, which are substantially similar to the foregoing, or which would contribute to accomplishment of the expressed purposes of the corporation.

(c) To change its primary business purpose from time to time as may be deemed advisable by the Board of Directors.

(d) To engage in any other lawful business authorized by the laws of Nevada or any other state or other jurisdiction in which the corporation may be authorized to do business.

                              ARTICLE IV
                                CAPITAL

          The aggregate number of shares of all classes of capital stock which the Corporation shall have authority to issue is one hundred and five million (105,000,000) non-assessable shares, one hundred million (100,000,000) of which shall be of a class designated as common stock (the "Common Stock") with a par value of One Tenth of a Cent ($0.001) per share, and five million (5,000,000) shares of which shall be of a class designated as preferred stock (the "Preferred Stock") with a par value of One Tenth of a Cent ($0.001) per share. The Preferred Stock may be issued in various series and shall have preference as to dividends and to liquidation of the Corporation. The Board of Directors of the Company shall establish the specific rights, preferences, voting privileges and restrictions of such Preferred Stock, or any series thereof.

          The Common Stock shall have unlimited voting rights provided in the Nevada Business Corporation Act. None of the shares of the corporation shall carry with them the pre-emptive right to acquire additional or other shares of the corporation. There shall be no cumulative voting of shares.

                                   ARTICLE V
                                   DIRECTORS

          The corporation shall be governed by a Board of Directors that shall consist of no less than one (1) director and no more than nine (9) directors. The name and address of the corporation's initial director shall be:
                          Dale F. Miller
                          802 Pine Street (P.O. Box 142)
                          Clark Fork, Idaho 83811



                                 ARTICLE VI
                           LIABILITY OF DIRECTORS

          The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by the provisions of Nevada Revised Statutes, as the same may be amended and supplemented.

                                ARTICLE VII
                              INDEMNIFICATION

          The corporation shall, to the fullest extent permitted by the provisions of Nevada Revised Statutes, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under such laws from and against any and all of the expenses, liabilities or other matters referred to therein, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in their official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                 ARTICLE VIII
                                    BY-LAWS

          Provisions for the regulation of the internal affairs of the corporation not provided for in these Articles of Incorporation shall be set forth in the By-Laws.

                                 ARTICLE IX
                          RESIDENT OFFICE AND AGENT

         The address, including street number, city, and county of the corporation's initial registered office in the State of Nevada is 7624 Desert Delta Drive in the City of Las Vegas, County of Clark. The name of its registered agent at such address is John Price and Associates.

          The undersigned, a duly appointed representative of John Price and Associates, hereby acknowledges and accepts appointment as Resident Agent for Silver Key Mining Company, Inc..


Date:

Signature of Resident Agent

                                  ARTICLE X
                                INCORPORATOR

        The identity and address of the sole incorporator is:

                                Dale F. Miller
                         802 Pine Street (P.O. Box 142)
                             Clark Fork, Idaho 83811

        The aforesaid incorporator shall be the initial Director of the corporation and shall act as such until the corporation shall have conducted its organizational meeting or until one or more successors shall have been elected and accepted their election as directors of the corporation.


                            /s/Dale F. Miller
                           -------------------
                               Dale F. Miller


   IN WITNESS WHEREOF, Dale F. Miller, has executed these Articles of Incorporation in duplicate this ____ day of August, 2001, and says:

      That I am the sole incorporator herein; that I have read the above and foregoing Articles of Incorporation; that I know the contents thereof and that the same is true to the best of my knowledge and belief, excepting as to matters herein alleged on information and belief, and as to those matters I believe them to be true.


                          /s/Dale F. Miller
                          -----------------
                             Dale F. Miller


State of Utah
                      ss
County of Salt Lake


Subscribed and sworn before me this ____ day of August, 2001 by Dale F.
Miller



______________________
Notary Public



                                                     ATTACHMENT "B"

                     AGREEMENT AND PLAN OF MERGER


          THIS AGREEMENT AND PLAN OF MERGER is by and between Silver Key Mining Company, Inc., an Idaho corporation (herein sometimes called the "Idaho Corporation"), and Silver Key Mining Company, Inc., a Nevada corporation (herein sometimes called the "Nevada Corporation").

                      W I T N E S S E T H :

          WHEREAS, the Idaho Corporation was incorporated by the filing of a Certificate of Incorporation in the office of the Secretary of State of the State of Idaho on June 25, 1971; the total number of shares which it is authorized to issue is 100,000,000 shares of common stock, $.001 par value per share ("Common Stock"), and 5,000,000 shares of preferred stock (Preferred Stock:); and the total number of shares which are issued and outstanding is 5,126,010 shares of Common Stock and -0-shares of Preferred Stock;

          WHEREAS, the Nevada Corporation was incorporated on _______, 2001 under the provisions of the General Corporation Law of the/ State of Nevada; it's registered office in Nevada is in the City of Las Vegas, County of Clark; the total number of shares which it is authorized to issue is 100,000,000 shares of Common Stock, $.001 par value per share, and 5,000,000 shares of Preferred Stock; and no shares have been issued;

          WHEREAS, the respective laws of the States of Nevada and Idaho permit the merger of said corporations (herein sometimes called the "constituent corporations")into a single corporation; and
          WHEREAS, it is deemed advisable by the Board of Directors of each of the constituent corporations that the Idaho Corporation be merged with and into the Nevada Corporation;

          NOW, THEREFORE, it is agreed as follows:

           1. The Idaho Corporation as of the Effective Date (as defined herein) shall be merged, pursuant to Section 252 of the General corporation Law of the State of Nevada, with and into the Nevada Corporation (the "Merger"). The Nevada Corporation shall be the surviving corporation and it shall continue and shall be deemed to continue for all purposes whatsoever after the merger with and into itself of the Idaho Corporation.

           2. The Merger shall become effective when this Agreement has been adopted by the Idaho Corporation and by the Nevada Corporation and appropriate documentation has been prepared and filed in accordance with the respective laws of the States of Idaho and Nevada. For operational, accounting and bookkeeping purposes, the time when the Merger shall become effective is referred to herein as the "Effective Date" which shall be the date fixed in accordance with the laws of and the documentation filed with the state of incorporation of the surviving corporation.

           3. After the Effective Date, the surviving corporation shall be governed by the laws of the State of Nevada and its name shall continue to be Silver Key Mining Company, Inc.. The present Certificate of Incorporation of the Nevada Corporation shall continue to be the Certificate of Incorporation of the surviving corporation. The present By- Laws of the Nevada Corporation shall be and remain the By-Laws of the surviving corporation. The directors and officers of the Idaho Corporation immediately prior to the Effective Date shall be the directors of the surviving corporation upon the Effective Date.

           4. Each share of Common Stock of the Idaho Corporation shall be converted into one share of Common Stock of the surviving corporation. Each warrant, option, right or convertible security which entitles the holder to purchase or convert into a share of Common Stock of the Idaho Corporation shall be converted into a warrant, option, right or convertible security to purchase or convert into one share of Common Stock of the surviving corporation.

           5. Upon the Effective Date, the outstanding certificates for shares of the Idaho Corporation's Common Stock will, until replaced by the surviving corporation, represent the same number of shares of Common Stock of the surviving corporation.

           6. This Agreement may be terminated and abandoned by action of the Board of Directors of the Idaho Corporation or the Nevada
Corporation at any time prior to the Effective Date, for any reason whatsoever.

           7. This Agreement, upon being authorized, adopted, approved, signed and acknowledged by each of the constituent corporations in accordance with the laws under which it is formed, and filed in the office of the Secretary of State of the State of Nevada, shall take effect and shall thereupon be deemed and taken to be the Agreement and act of merger and consolidation of the constituent corporations; and the organization and separate corporate existence of the Idaho Corporation, except in so far as it may be continued by statute, shall cease. The point of time at which the constituent corporations shall become a single corporation shall be the Effective Date.

           8. Upon the Effective Date, all and singular rights, capacity, privileges, powers, franchises and authority of each of the constituent corporations, and all property, real, personal and mixed, and all debts, obligations and liabilities due to each of the constituent corporations on whatever account as well as for subscriptions for shares as for all other things, belonging to each of the constituent corporations shall be vested in the surviving corporation; and all such property, rights, capacity, privileges, powers, franchises, authority and immunities and all and every other interest shall be thereafter as fully and effectually the property of the surviving corporation as though they were the property of the several and respective constituent corporations, and shall not revert or be in any way impaired by reason of the Merger; provided however, that all rights of the creditors of the constituent corporations shall be preserved unimpaired and all debts, liabilities (including liability, if any, to dissenting shareholders) and duties of the respective constituent corporations shall thenceforth be attached to the surviving corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by the surviving corporation.

           9. Each constituent corporation agrees that from time to time as when it shall be requested by the surviving corporation or by its successors or assigns, it will execute and deliver or cause to be executed and delivered all such other instruments and will take or cause to be taken such further or other action as the surviving corporation may deem necessary or desirable in order to vest in and to confirm to the surviving corporation title to all of the property, capacity, privileges, powers, franchises, authority, and immunities of the constituent corporation and otherwise to carry out the intent and purposes of this Agreement.

          10. The surviving corporation agrees that it may be served with process in the State of Nevada or in the State of Idaho, in any proceeding for enforcement of any obligation of the Idaho Corporation as well as for enforcement of any obligation of the corporation arising from the Merger, including any suit or other proceeding to enforce the right of any stockholder as determined in any appraisal proceeding pursuant to Section 30-1-1302 of the Idaho Business Corporation Act and shall irrevocably appoint the Secretary of State of the State of Nevada as its agent in Nevada and the Secretary of State of the State of Idaho as its agent in Idaho to accept service of process in any such suit or other proceeding. The address to which a copy of such process shall be mailed by the Secretary of State of the State of Nevada shall be c/o John Price and Associates, 7624 Desert Delta Drive, Las Vegas, Nevada 89128, and by the Secretary of State of the State of Idaho shall be Jill-Marie Patterson 908 Davis Street, McCall, Idaho 83638.

          11. The surviving corporation hereby reserves the right to amend, alter, change or repeal any provisions contained in any of the articles of this Agreement or as the same may hereafter be amended, in the manner now or hereafter provided by the laws of the State of Nevada and all rights of the stockholders of the surviving corporation are granted subject to this reservation.

          IN WITNESS WHEREOF, the undersigned have signed this Agreement this____day of _______ 2001.

Silver Key Mining Company, Inc.         Silver Key Mining Company, Inc.
a Nevada  corporation                   an Idaho corporation


By:___________________________         By:___________________________
                 , President                            , President



                                                        ATTACHMENT "C"
                             Idaho Statutes
                                TITLE  30
                              CORPORATIONS
                                CHAPTER 1
                      GENERAL BUSINESS CORPORATIONS
                                 PART 13

                            DISSENTERS' RIGHTS

30-1-1301.  DEFINITIONS. In this part
      (1) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.
      (2) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 30-1-1302, Idaho Code, and who exercises that right when and in the manner required by sections 30-1-1320 through 30-1-1328, Idaho Code.
      (3) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
      (4) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.
      (5) "Record shareholder" means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.
      (6) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.
      (7) "Shareholder" means the record shareholder or the beneficial shareholder.

30-1-1302 RIGHT TO DISSENT. (1) A shareholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions
      (a) Consummation of a plan of merger to which the corporation is a party
           (i)  If shareholder approval is required for the merger by section 30-1-1103, Idaho Code, or the articles of incorporation and the shareholder is entitled to vote on the merger; or
          (ii) If the corporation is a subsidiary that is merged with its parent under section 30-1-1104, Idaho Code;
      (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;
      (c)  Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one (1) year after the date of sale;
      (d) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it
           (i)   Alters or abolishes a preferential right of the shares;
          (ii) Creates, alters or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;
         (iii) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;
          (iv) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or
           (v) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under section 30-1-604, Idaho Code; or
       (e) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.
       (2) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.
       (3) This section does not apply to the holders of shares of any class or series if the shares of the class or series are redeemable securities issued by a registered investment company as defined pursuant to the investment company act of 1940 (15 U.S.C. 80a-15 U.S.C. 80a-64).
       (4) Unless the articles of incorporation of the corporation provide otherwise, this section does not apply to the holders of shares of a class or series if the shares of the class or series were registered on a national securities exchange, were listed on the national market systems of the national association of securities dealers automated quotation system or were held of record by at least two thousand (2,000) shareholders on the date fixed to determine the shareholders entitled to vote on the proposed corporate action.

30-1-1303 DISSENT BY NOMINEES AND BENEFICIAL OWNERS. (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one (1) person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.
      (2) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if
      (a) He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and
      (b) He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

30-1-1320. NOTICE OF DISSENTERS' RIGHTS. (1) If proposed corporate action creating dissenters' rights under section 30-1-1302, Idaho Code, is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this part and be accompanied by a copy of this part.
(2) If corporate action creating dissenters' rights under section 30-1-1302, Idaho Code, is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in section 30-1-1322, Idaho Code.

30-1-1321. NOTICE OF INTENT TO DEMAND PAYMENT. (1) If proposed corporate action creating dissenters' rights under section 30-1-1302, Idaho Code, is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights
(a) Must deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
(b)  Must not vote his shares in favor of the proposed action.
(2) A shareholder who does not satisfy the requirements of subsection (1) of this section is not entitled to payment for his shares under this part.

30-1-1322. DISSENTERS' NOTICE. (1) If proposed corporate action creating dissenters' rights under section 30-1-1302, Idaho Code, is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of section
30-1-1321, Idaho Code.
(2) The dissenters' notice must be sent no later than ten (10) days after the corporate action was taken, and must:
(a) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;
(b) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;
(c) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before that date;
(d) Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty (30) nor more than sixty (60) days after the date the notice in subsection (1) of this section is delivered; and
(e) Be accompanied by a copy of this part.

30-1-1323. DUTY TO DEMAND PAYMENT. (1) A shareholder sent a dissenters' notice described in section 30-1-1322, Idaho Code, must demand payment, certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to section 30-1-1322(2)(c), Idaho Code, and, with respect to any certificated shares, deposit his certificates in accordance with the terms of the notice.
(2) The shareholder who demands payment and, with respect to any certificated shares, deposits his share certificates under subsection (1) of this section retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.
(3) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this part.

30-1-1324. SHARE RESTRICTIONS. (1) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under section 30-1-1326, Idaho Code.
(2) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

30-1-1325. PAYMENT. (1) Except as provided in section 30-1-1327, Idaho Code, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with section 30-1-1323, Idaho Code, the amount the corporation estimates to be the fair value of his shares, plus accrued interest.
(2) The payment must be accompanied by (a) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any; (b) A statement of the corporation's estimate of the fair value of the shares; (c) An explanation of how the interest was calculated; (d) A statement of the dissenter's right to demand payment under section 30-1-1328, Idaho Code; and (e) A copy of this part.

30-1-1326. FAILURE TO TAKE ACTION. (1) If the corporation does not take the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.
(2) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under section 30-1-1322, Idaho Code, and repeat the payment demand procedure.

30-1-1327. AFTER-ACQUIRED SHARES. (1) A corporation may elect to withhold payment required by section 30-1-1325, Idaho Code, from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.
(2) To the extent the corporation elects to withhold payment under subsection of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under section 30-1-1328, Idaho Code.

30-1-1328. PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.
      (1) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate, less any payment under section 30-1-1325, Idaho Code, or reject the corporation's offer under section 30-1-1327, Idaho Code, and demand payment of the fair value of his shares and interest due, if

      (a) The dissenter believes that the amount paid under section 30-1-1325, Idaho Code, or offered under section 30-1-1327, Idaho Code, is less than the fair value of his shares or that the interest due is incorrectly calculated;
      (b) The corporation fails to make payment under section 30-1-1325, Idaho Code, within sixty (60) days after the date set for demanding payment; or
      (c) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty (60) days after the date set for demanding payment.
      (2) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection (1) of this section within thirty (30) days after the corporation made or offered payment for his shares.

30-1-1330. COURT ACTION TO DETERMINE SHARE VALUE. (1) If a demand for payment under section 30-1-1328, Idaho Code, remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
      (2) The corporation shall commence the proceeding in the Idaho district court of the county where a corporation's principal office or, if none in this state, its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.
      (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding, as in an action against their shares, and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
      (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
      (5) Each dissenter made a party to the proceeding is entitled to judgment (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation; or (b) For the fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under section 30-1-1327, Idaho Code.

30-1-1301 COURT COSTS AND COUNSEL FEES. (1) The court in an appraisal proceeding commenced under section 30-1-1330, Idaho Code, shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 30-1-1328, Idaho Code.
      (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable
      (a) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of sections 30-1-1320 through 30-1-1328, Idaho Code; or
      (b) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.
      (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded to dissenters who were benefitted.